UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported)   December 14, 2000
                                           -------------------


                             American River Holdings
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            (Exact name of registrant as specified in its chapter)

   California                      0-31525                    68-0352144
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(State or other                  (Commission                (IRS Employer
jurisdiction                     File Number)             Identification No.)
of incorporation)


1545 River Park Drive, Suite 107, Sacramento, California      95815
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code         (916) 565-6100
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Page 1 of 6 Pages
The Index to Exhibits is on Page 3

Item 5. Other Events.

      Registrant issued a press release December 13, 2000 releasing its unaudited historical combined balance sheet as of November 30, 2000 and statement of operations for the eleven months ended November 30, 2000 and 1999 which reflect the combined operations of the Registrant and North Coast Bank, N.A. prior to the combination and for 36 days after the effective date of the merger. The foregoing description is qualified by reference to the press release attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

(99.1)     Press release dated December 13, 2000



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AMERICAN RIVER HOLDINGS

                             /s/ MITCHELL A. DERENZO
                             --------------------------------------------
                             Mitchell A. Derenzo, Chief Financial Officer

December 14, 2000


Page 2 of 6 Pages

                                INDEX TO EXHIBITS


EXHIBIT NO.               DESCRIPTION                         PAGE

 99.1                Press release of American River           4
                     Holdings dated December 13, 2000




Page 3 of 6 Pages